UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 7, 2018
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SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)
(510) 656-3333
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.
Amendment of a Material Definitive Agreement
On May 7, 2018, SYNNEX Corporation (“SYNNEX”) its subsidiaries that are originators thereunder and its subsidiary which is the borrower thereunder, and SIT Funding Corporation (“SIT”), amended SYNNEX’ accounts receivable securitization program (the “Trade Receivables Securitization”) by entering into an Eighth Omnibus Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement and Third Amended and Restated Receivables Sale and Servicing Agreement (the “Securitization Amendment”) with MUFG Bank, LTD. f/k/a The Bank of Tokyo-Mitsubishi UFJ, LTD., as agent, and the other lenders party thereto. Among other things, the Securitization Amendment (i) increases the lending commitment of the lenders to SIT by $250 million, to $850 million, (ii) increases the size of the accordion feature under which SIT may request an increase in the lenders' commitment to $150 million and (iii) extends the maturity date of the Trade Receivables Securitization to May 7, 2020.
The foregoing description of the Securitization Amendment is qualified in its entirety by reference to the full text of the Securitization Amendment which is attached hereto and filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1†
Eighth Omnibus Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement and Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of May 7, 2018, by and among SIT Funding Corporation, SYNNEX Corporation, the lenders party thereto and The Bank of Tokyo-Mitsubishi UFJ, LTD, as agent.

†Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2018

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung
Senior Vice President, General Counsel and Corporate Secretary